UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

November 20, 2008

____________________________

HYDROGEN CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

(Commission File Number)		(IRS Employer Identification No.)
0-32065	10 East 40th Street, Suite 3405 New York, New York 10016 (Address of Principal Executive Offices and zip code)	86-0965692

(212) 672-0380
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 20, 2008, Hydrogen Corporation (the “Company”) was notified by McGladrey & Pullen, LLP (“McGladrey & Pullen”) that it has resigned as the independent registered public accounting firm for the Company effective as of that date. McGladrey & Pullen was appointed by the audit committee of the Company’s board of directors as the Company's independent registered public accounting firm effective as of November 9, 2007.

The audit report of McGladrey & Pullen on the Company’s consolidated financial statements as of and for the year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the consolidated financial statements, the Company has had losses from operations and net losses from inception and has an accumulated deficit. This matter raises substantial doubt about its ability to continue as a going concern.  Management's plan in regard to these matters are also described in Note 2.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audit of the Company's consolidated financial statements for the fiscal year ended December 31, 2007 and through the date of this Current Report, there were no disagreements between the Company and McGladrey & Pullen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, would have caused McGladrey & Pullen to make reference to the subject matter of the disagreement in its reports on the Company's financial statements for such year.

The Company has provided McGladrey & Pullen a copy of the disclosures in this Form 8-K and has requested that McGladrey & Pullen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not McGladrey & Pullen agrees with the Company’s statements in this Item 4.01. A copy of the letter dated November 26, 2008 furnished by McGladrey & Pullen in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

 Exhibit No.     Description
16.1       Letter of McGladrey & Pullen, LLP dated November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 26, 2008	HYDROGEN CORPORATION

	By:	/s/ Scott Schecter
	Name:	Scott Schecter
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of McGladrey & Pullen, LLP dated November 26, 2008.

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